                                   GENERAL
                                   AMERICAN


                                  APPLICATION
                                      FOR
                                      LIFE
                                   INSURANCE



                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              ST. LOUIS, MISSOURI




               1067724   This Form Can Only Be Used In Missouri.
               (6/97)

-------------------------------------------------------------------------------
NOTICE OF INFORMATION PRACTICES
-------------------------------------------------------------------------------

TO THE APPLICANT AND PROPOSED INSURED
Thank you for applying for insurance with General American Life Insurance Company. Some personal information was furnished by you in the application and we may obtain information from other sources. We may call you from our Home Office in St. Louis to confirm or add to this information. The questions asked during the phone interview will be detailed, so you may wish to have records about your income and health history at hand.

We need such information to see if you qualify for the insurance. This application contains an Authorization which will allow us to obtain this information and share it with others in some instances. All information will be treated as confidential by us and our reinsurers. However, in some cases, information may have to be disclosed to others, such as your doctor or an insurance regulator, without your prior consent. We, or our reinsurers may also release information to other life insurance companies to whom you apply for life or health insurance or to whom a claim is submitted.

We may request an investigative consumer report from a consumer reporting agency. This report will contain information about your character, general reputation, personal characteristics, mode of living and health. The information may be obtained through interviews with you, your neighbors, friends and others who know you. On request we will disclose to you whether or not such a report was done, and the nature and scope of the investigation. You have the right to review and to correct this information. You or your authorized representative have the right to obtain copies of any investigative consumer report which is done. We will provide you the name and address of the consumer reporting agency so that you may request a copy of the report.

MEDICAL INFORMATION BUREAU (MIB, INC.) NOTICE
We or our reinsurers may make a brief report to the MIB, Inc. when you apply or submit a claim for life insurance. MIB, Inc. is a nonprofit organization of life insurance companies. It operates an information exchange on behalf of its members. MIB, Inc. will provide a member company information from its file when: (1) you apply or submit a claim to that company for life insurance; and (2) that company has your signed authorization.

MIB, Inc. will give you information from your file on receipt of a request from you. Under the provisions of the Fair Credit Reporting Act, you may question the accuracy of information in the file and seek a correction by contacting the MIB, Inc. The address of MIB, Inc. is: MIB, Inc., PO Box 105, Essex Station, Boston, Massachusetts 02112, Telephone: (617) 426-3660.

If you want to know more about our practices and your rights, further information can be obtained from General American Life Insurance Company, Individual Operations, New Business Administration, 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

               THIS PAGE MUST BE LEFT WITH THE PROPOSED INSURED.





1067724
(6/97)

                        APPLICATION FOR LIFE INSURANCE
                                   General
                                   American
                            Life Insurance Company
                              St. Louis, Missouri
--------------------------------------------------------------------------------
1. PROPOSED INSURED
--------------------------------------------------------------------------------
Name (Last, First, Middle)                             Gender
--------------------------------------------------------------------------------
                                                       / /  Male
                                                       / /  Female
--------------------------------------------------------------------------------
Social Security #  Date of Birth (MM/DD/YY)  Age (Nearest Birthday)  Birthplace
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Address (Street, City, State, Zip)                     Home Phone
--------------------------------------------------------------------------------
                                                            (    )


--------------------------------------------------------------------------------
Name and Address of Employer             Years Employed     Work Phone
--------------------------------------------------------------------------------
                                                            (    )


--------------------------------------------------------------------------------
Occupation         Annual Earned Income From Occupation     Net Worth
--------------------------------------------------------------------------------
                   $                                        $
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. BENEFICIARY   PROVIDE FULL NAME & RELATIONSHIP OF EACH TO PROPOSED INSURED.
--------------------------------------------------------------------------------
Primary                                  Contingent
--------------------------------------   ---------------------------------------









--------------------------------------   ---------------------------------------
--------------------------------------------------------------------------------
3. OWNER
--------------------------------------------------------------------------------
   / / Proposed Insured (Do not designate a Contingent Owner.)
   / / Other (Provide Full Name, Address, Date of Birth & Relationship of each to Proposed Insured.)
Original                                 Contingent
--------------------------------------   ---------------------------------------




                                             The policy provides that if the
                                         Original Owner predeceases the Insured,
                                          ownership will vest in the estate of
                                         the deceased Owner unless a Contingent
                                                   Owner is designated.
--------------------------------------   ---------------------------------------
                                                             -------------------
Social Security or Tax # of Original Owner (REQUIRED BY LAW)
                                                             -------------------
--------------------------------------------------------------------------------
4. PREMIUM PAYOR
--------------------------------------------------------------------------------
   / / Proposed Insured      / / Owner      / / Employer
   / / Other: (Provide Full Name and Billing Address.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1067724
(6/97)                                                                   010488

--------------------------------------------------------------------------------
5. COVERAGE APPLIED FOR            INCLUDE SIGNED AND DATED ILLUSTRATION.
--------------------------------------------------------------------------------
        --------------------                                --------------------
   PLAN                                    BASE FACE AMOUNT $
        --------------------                                --------------------

   Contract Type (UL and VUL):    Option:    / / A   / / B   / / C

                              BENEFITS AND RIDERS
--------------------------------------------------------------------------------

                  TRADITIONAL
                  -----------

   / /  Waiver of Premium
   / /  Non Convertible Waiver of
        Premium
   / /  Accidental Death    $_______________
   / /  Accelerated Benefits
        (Complete Disclosure.)
   / /  Dec. Spec Term II   $_______________
   / /  Lev. Spec Term II   $_______________
   / /  PAR (Face Amt.)     $_______________
   / /  Values +1 Units     #_______________
   / /  APO  $_______________      Yr_______
   / /  GPO  $_______________
   / /  EGPR
   / /  Children's Ins. Units # ____________
        (Complete Children's Ins. App.)
   / /  Survivor Insurability
        $___________________________________
         (Complete App. on Designated Life.)
   / /  GSPO
        $_______________ on ________________
        $_______________ on ________________
         (Complete App. for each life.)
   / /  Other _____________ $ ______________
   / /  Other _____________ $ ______________
   / /  Other _____________ $ ______________
--------------------------------------------------------------------------------

                          UL
                          --

   / /  Waiver of Monthly Deduction
   / /  Waiver of Specified Premium
        $__________ (Monthly Premium)
   / /  Accidental Death $_________________________
   / /  Accelerated Benefits
        (Complete Disclosure.)
   / /  Add'l Insured Family Term
        $__________________________________________
        Relationship to Proposed
        Insured____________________________________
        (Complete App. on Additional Insured.)
   / /  APW
   / /  GIO  $_____________________________________
   / /  Children's Ins. Units # ________________
        (Complete Children's Ins. App.)
   / /  IBO  ___________ %   or    / / CPI
   / /  SC  $___________ / / Var  / / Lev
   / /  GSPO
        $___________________ on ___________________
        $___________________ on ___________________
         (Complete App. for each life.)
   / /  ABO $_________________ or %________________
        Option #_____________________
   / /  JSC $_________________     / / Var  / / Lev
   / /  Flex 1 $_________________ Initial Face Amt.
        / / Inc.  / / Dec.  / / Lev. $_____________
        (If Beneficiary different, provide in #14.)
   / /  EGIR (Confidence Plus)
   / /  Other _________________ $ _________________
--------------------------------------------------------------------------------

                          VUL
                          ---

   / /  Waiver of Monthly Deduction
   / /  Waiver of Specified Premium
        $__________ (Monthly Premium)
   / /  Accidental Death $_________________________
   / /  Add'l Insured Family Term
        $__________________________________________
        Relationship to Proposed
        Insured____________________________________
        (Complete App. on Additional Insured.)
   / /  GIO  $_____________________________________
   / /  Children's Ins. Units # ________________
        (Complete Children's Ins. App.)
   / /  GSPO
        $___________________ on ___________________
        $___________________ on ___________________
         (Complete App. for each life.)
   / /  SCTR $_____________________________________
   / /  IBR  ___________ %   or    / / CPI
        (VUL 100)
   / /  IBO  ___________ %   or    / / CPI
        (Select Plus)
   / /  Other _________________ $ _________________

   COMPLETE #7 AND #8 FOR FUND ALLOCATION AND
   SUITABILITY INFORMATION.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. PREMIUMS AND DIVIDENDS
--------------------------------------------------------------------------------
   Billing
------------------------------------------------------------------
     / /  Pre-Authorized Check Monthly
     / /  Direct      / /  Combined Direct (Traditional)
     / /  List        / /  Payroll Deduction
     / /  Single Premium (UL and VUL)
------------------------------------------------------------------
   Mode
------------------------------------------------------------------
     / /  Annual
     / /  Semi-Annual
     / /  Quarterly
     / /  Monthly (Direct Monthly Available on Trad. Only.)
------------------------------------------------------------------
                            ------------                            -----------
     Add to existing Bill #               Premium Amt. (UL and VUL) $
                            ------------                            -----------

   Dividend Option (if eligible)
------------------------------------------------------------------
     / /  Pd. Up Addns. (Trad.)      / /  Cash
     / /  Reduce Prem. (Trad.)       / /  Accum. (Trad.)
     / /  Inc. Cash Value (UL and VUL)
------------------------------------------------------------------

   Automatic Premium Payment
------------------------------------------------------------------
                            (Traditional)
     / /  Div. Accum.                / /  Loan
     / /  Both                       / /  Neither
------------------------------------------------------------------

   Loan Interest Rate
------------------------------------------------------------------
                            (Traditional)
     / /  Indexed (Automatic)
     / /  8% Variable (WL-98)
------------------------------------------------------------------

1067724
(6/97)                                                                  010488

--------------------------------------------------------------------------------
7. VUL FUND ALLOCATION
--------------------------------------------------------------------------------
Net Premium Allocation: (0 OR MINIMUM OF 5%. PERCENTAGES MUST BE IN WHOLE
                        NUMBERS AND TOTAL 100%.)
--------------------------------------------------------------------------------
  GENERAL AMERICAN CAPITAL COMPANY:
    Money Market Fund                               %
                                --------------------
    S & P 500 Index Fund                            %
                                --------------------
    Bond Index Fund                                 %
                                --------------------
    Managed Equity Fund                             %
                                --------------------
    Asset Allocation Fund                           %
                                --------------------
    International Index Fund                        %
                                --------------------
    Mid-Cap Equity Fund                             %
                                --------------------
    Small-Cap Equity Fund                           %
                                --------------------
  VAN ECK WORLDWIDE INSURANCE TRUST:

    Worldwide Hard Assets Fund                      %
                                --------------------
  OTHER FUNDS:

                                                    %
    ------------------------    --------------------
                                                    %
    ------------------------    --------------------
    General Account                                 %
                                --------------------
  FIDELITY'S VIP & VIP II FUNDS:

    Equity-Income Portfolio                         %
                                --------------------
    Growth Portfolio                                %
                                --------------------
    Overseas Portfolio                              %
                                --------------------
    High Income Portfolio                           %
                                --------------------
    Asset Manager Portfolio                         %
                                --------------------

  The following funds are only available for Select Plus and Russell VUL:

  RUSSELL INSURANCE FUNDS, INC.:

    Multi-Style Equity Fund                         %
                                --------------------
    Aggressive Equity Fund                          %
                                --------------------
    Non-U.S. Fund                                   %
                                --------------------
    Core Bond Fund                                  %
                                --------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8. VUL SUITABILITY
--------------------------------------------------------------------------------
                                                                    YES      NO
   Have you received a prospectus for the policy applied for?       / /     / /
                      ----------                         ----------
   Date of prospectus             Date of any supplement
                      ----------                         ----------
   Is a current Customer Information Statement for this owner on file with Walnut Street Securities? (If "No", one must be
   submitted with this application.)                                / /     / /

   Do you understand that:

     1. THE DEATH BENEFIT AND CASH SURRENDER VALUE WILL INCREASE
        OR DECREASE DEPENDING ON INVESTMENT EXPERIENCE?             / /     / /

     2. THERE IS NO GUARANTEED MINIMUM DEATH BENEFIT OR CASH
        SURRENDER VALUE?                                            / /     / /

   Do you believe that the policy applied for meets your
   insurance needs and your anticipated financial objectives?       / /     / /

   I REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FOLLOWING INVESTMENT COMPANY(IES):
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9. / / ADDITIONAL / / ALTERNATE  INCLUDE SIGNED AND DATED ILLUSTRATION FOR EACH.
--------------------------------------------------------------------------------
   Provide details including plan, amount and riders. If Beneficiary and Owner other than original, indicate below.
  ------------------------------------------------------------------------------




  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10. HOME OFFICE ENDORSEMENTS ONLY    NOT APPLICABLE IN MISSOURI.
--------------------------------------------------------------------------------
  ------------------------------------------------------------------------------




  ------------------------------------------------------------------------------
1067724
(6/97)                                                                   010488

--------------------------------------------------------------------------------
11. OTHER INSURANCE
--------------------------------------------------------------------------------
    a. Total Life Insurance now in force on Proposed Insured.
       If "NONE", check  / /

                                  Year of     Personal      Business      Accidental     Waiver of Prem.
       Company and Policy #        Issue      Ins. Amt.     Ins. Amt.     Death Amt.       Yes     No
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

    If additional space is needed, provide information in "Details" below.

                                                                    YES      NO
    b. Are you currently applying for life insurance with any
       other company?                                               / /     / /
       (If "Yes", provide information in "Details" below.)
    c. Will the insurance being applied for replace any of the
       above or any in force annuities?                             / /     / /
    d. Will the insurance being applied for receive any values
       (to pay premiums or additional payments) from another
       policy/contract?                                             / /     / /
    If either "c" or "d" is answered "Yes", circle affected coverage above or indicate in "Details" below.
    Policy/contract number MUST be provided. (Complete and submit required replacement forms.)
--------------------------------------------------------------------------------
12. GENERAL INFORMATION
--------------------------------------------------------------------------------
    Have you: (Provide explanation of "Yes" answers in
    "Details" below.)                                               YES      NO

    a. Ever been postponed, rated or offered a policy different
       than that applied for?                                       / /     / /

    b. Any intention to travel or reside outside the United
       States?                                                      / /     / /

    c. Been a pilot or student pilot during the past 3 years
       or have any intention of becoming a pilot or student
       pilot in any type of aircraft? (If "Yes", complete
       Aviation Supplement.)                                        / /     / /

    d. Participated in, or do you contemplate participating in:
       aeronautics, competitive racing, underwater or sky
       diving, mountain climbing, or any other similar avocation?
       (If "Yes", complete Avocation Supplement.)                   / /     / /

    e. Ever had a traffic citation for driving while intoxicated
       or driving under the influence of intoxicants or drugs?      / /     / /

    f. Within the past three years, had any moving vehicle
       violation?                                                   / /     / /

                                 --------------------------------        ------
    Provide Driver's License #                                     State
                                 --------------------------------        ------

-------------------------------------------------------------------------------
13. DETAILS TO "YES" ANSWERS ABOVE
-------------------------------------------------------------------------------

  -----------------------------------------------------------------------------



  -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
14. ADDITIONAL INSTRUCTIONS
-------------------------------------------------------------------------------

  -----------------------------------------------------------------------------


  -----------------------------------------------------------------------------

1067724
(6/97)                                                                   010488

-------------------------------------------------------------------------------
DECLARATIONS AND AUTHORIZATION
-------------------------------------------------------------------------------

I agree that:

- The statements and answers in this application and any amendments to it, in any supplements, are true and complete to the best of my knowledge and belief and will be part of any policy issued.

- No printed provision of this application will be modified or waived except by an endorsement signed by an officer at the Home Office. No agent has the authority to waive or change the answer to any question in this application or has the authority to make a promise which would have the effect of changing any portion of this application or the policy applied for, or waiving any of its provisions.

- My acceptance of any insurance policy means I agree to any changes shown in #10, where state law permits Home Office endorsements.

- If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement.

- If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

- If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

The Applicant and agent certify that the Applicant has read, or had read to him or her the completed application and that he or she realizes that any false statement or misrepresentation therein may result in loss of coverage under the policy.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR, IF NO NUMBER IS SHOWN, I AM WAITING FOR A NUMBER TO BE ISSUED
TO ME); AND
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

**PLEASE NOTE: YOU MUST CROSS OUT AND INITIAL #(2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.**


1067724
(6/97)                                                                 010488

-------------------------------------------------------------------------------
DECLARATIONS AND AUTHORIZATION (CONT.)
-------------------------------------------------------------------------------

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to General American Life Insurance Company, its subsidiaries, its reinsurers or its legal representatives any information they may have relative to diagnosis, treatment and prognosis of any physical or mental condition including drug and/or alcohol abuse and/or any other information about me. I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurers, the Medical Information Bureau, other persons or organizations performing business or legal services in connection with my application, and other insurance companies to whom I have applied or to whom a claim has been made, or as may be otherwise lawfully required, or as I may further authorize. I know that I may request a copy of this Authorization. I also acknowledge receipt of the Notice of Information Practices. I understand that if an investigative consumer report is ordered in connection with this application, I may be interviewed in connection with the preparation of the report and, upon request, I will be provided with a copy of the report. A photographic copy of this Authorization will be as valid as the original. This Authorization will be valid for 30 months from the date shown below.

/ / By checking this box, I authorize the Company to make changes (i.e., Beneficiary, Owner, address, transfer of funds, re-allocation of net premiums) to my policy based upon instructions received from any person who can furnish proper identification. Neither the Company nor any person acting on its behalf will be subject to any claim, loss or liability for acting in good faith upon instructions received.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

         ----------------------------------------              ----------------
Signed at                                                 Date
         ----------------------------------------              ----------------
                      (City, State)                                (MM/DD/YY)


-------------------------------------------------------------------------------
I certify that I have truly and accurately recorded on all parts of this application the information supplied by the Applicant.

In light of the financial need of the Proposed Insured and Owner, the purpose of this sale has been discussed with the Owner, and I believe this application to be a suitable recommendation.

1.  __ To the best of my knowledge, this is a replacement.
       (Complete and submit required replacement forms.)

    __ To the best of my knowledge, this is not a replacement.

2. For VUL: Did you deliver the current prospectus and were all of the written sales materials used printed by General American Life Insurance Company?

     ___ Yes    ___ No

  ---------------------------------------------------------------------
                     (Signature of Licensed Agent)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


  ---------------------------------------------------------------------
              (Signature of Proposed Insured - Parent or
              Guardian if Proposed Insured under age 18)


  ---------------------------------------------------------------------




  ---------------------------------------------------------------------



  ---------------------------------------------------------------------
             (Signature and address of Applicant/Owner if
              other than Proposed Insured. If Owner is a
           Corporation, Partnership or Trust, an authorized
       officer, partner or trustee must sign and state title.)

-------------------------------------------------------------------------------

1067724
(6/97)                                                                  010488

                              AVIATION SUPPLEMENT

                                   General
                                   American
                            Life Insurance Company
                             St. Louis, Missouri

-------------------------------------------------------------------------------
PROPOSED INSURED
-------------------------------------------------------------------------------
  Name  (Last, First, Middle)                        Date of Birth  (MM/DD/YY)
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FOR PILOTS AND STUDENT PILOTS
-------------------------------------------------------------------------------
  Total of all ------ Total hours flown ------- Estimated hours flying ------- hours flown ------ in past 12 months ------- in next 12 months -------

  Pilot certificate currently held:  / / Private   / / Commercial

                                     / / Student   / / Flight Instructor

                                     / / Airline Transport Rating

                                     / / Instrument Flight Rating

  Type of flying:  / / Pleasure

                   / / Commercial  Specific type of flying    Type of aircraft
                                   ------------------------   -----------------
                                   ------------------------   -----------------

                   / / Flight      Total hours in past 12 months
                       Instructor  ----------------------------------
                                   ----------------------------------

                                   Estimated hours in next 12 months
                                   ----------------------------------
                                   ----------------------------------

                   / / Military    Specific type of flying    Type of aircraft
                                   -------------------------  -----------------
                                   -------------------------  -----------------

                                   Date of last flight   Branch or organization
                                   --------------------  ----------------------
                                   --------------------  ----------------------

                                   If not a pilot, specify capacity in which
                                   you fly.
                                   --------------------------------------------
                                   --------------------------------------------

                                                                    YES      NO
Have you ever flown or do you intend to fly:  Ultralight, Biplane,
Prototype, experimental or personally built or assembled aircraft?
(If "Yes", complete Avocation Supplement.)                          / /     / /

Should you not qualify for coverage at standard rates, do you desire:

    a. Full coverage with extra premium, if available?              / /     / /
    b. Restricted aviation coverage without extra premium, if
       available?                                                   / /     / /

-------------------------------------------------------------------------------
DETAILS
-------------------------------------------------------------------------------

  -----------------------------------------------------------------------------



  -----------------------------------------------------------------------------

  I agree that the statements and answers in this Aviation Supplement are true and complete to the best of my knowledge and belief. They, together with the statements and answers in the application and any amendments, will become the basis of any insurance issued and will be part of any policy issued.

  Signed at  (City, State)                       Date  (MM/DD/YY)
  --------------------------------------------   -------------------------------
  --------------------------------------------   -------------------------------
                                                 Signature of Proposed Insured -
                                                 Parent or Guardian if Proposed
  Witnessed by Licensed Agent                    Insured under age 18.
  --------------------------------------------   -------------------------------
  --------------------------------------------   -------------------------------

939924AVI
(6/97)              This Form Can Only Be Used in Missouri.

                            AVOCATION SUPPLEMENT
                                 General
                                 American
                           Life Insurance Company
                            St. Louis, Missouri

-------------------------------------------------------------------------------
PROPOSED INSURED
-------------------------------------------------------------------------------
  Name  (Last, First, Middle)                        Date of Birth  (MM/DD/YY)
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
UNDERWATER SPORTS
-------------------------------------------------------------------------------

  Type: / / Scuba  / / Skin   Purpose: / / Recreation  / / Rescue  / / Salvage

  Location: / / Oceans  / / Lakes  / / Caves  / / Other (Provide location in
                                                         "Details" below.)

  Have you received formal dive training? / / Yes (Provide certification  / / No level in "Details"
                                                  below.)

  Do you use the "buddy system"?  / / Yes   / / No

                                                      ----------NUMBER OF DIVES----------
       Depth             Average Time        Last 12 Months        1 to 2 Years Ago       Next 12 Months
-------------------------------------------------------------------------------------------------------------
     0 - 100 ft.
-------------------------------------------------------------------------------------------------------------
   101 - 150 ft.
-------------------------------------------------------------------------------------------------------------
    Over 150 ft.
-------------------------------------------------------------------------------------------------------------

  Have you ever had a diving accident?  / / Yes  (Provide explanation    / / No
                                                 in "Details" below.)

-------------------------------------------------------------------------------
RACING SPORTS: AUTO, MOTORCYCLE, SNOWMOBILE, MOTORBOAT
-------------------------------------------------------------------------------

  Type:  / / Drag   / / Stock   / / Midget   / / Sportscar   / / Hotrod

         / / Go-Kart   / / Snowmobile

         / / Cycle  / / Boat    / / Other (Provide type in "Details" below.)

  Vehicle or Boat:  Make & Model   Class & Category   Displacement   Horsepower
                    -----------------------------------------------------------
                    -----------------------------------------------------------

  Timing:  / / Vehicle vs. Vehicle     Maximum speed:    Average speed:
                                       --------------    --------------
           / / Vehicle vs. Clock                  mph               mph
                                       --------------    --------------

  Location:  / / Oval Track  / / Closed Circuit  / / Drag Strip

             / / Hill Climb  / / Other (Provide location in "Details" below.)

          --------------NUMBER OF RACES--------------
    Last 12 Months     1 to 2 Years Ago    Next 12 Months
  -----------------------------------------------------------
  -----------------------------------------------------------

  Racing organization affiliated with.           Races supervised by.
  ------------------------------------------     ------------------------------
  ------------------------------------------     ------------------------------

  Have you ever had a racing accident? / / Yes (Provide explanation in   / / No
                                               "Details" below.)

-------------------------------------------------------------------------------
DETAILS
-------------------------------------------------------------------------------

  -----------------------------------------------------------------------------




  -----------------------------------------------------------------------------

                PROVIDE SIGNATURES AND DATE ON OPPOSITE SIDE.


939924AVO
(6/97)               This Form Can Only Be Used in Missouri.             003015

-------------------------------------------------------------------------------
SKY SPORTS
-------------------------------------------------------------------------------

  Type:  / / Skydiving     / / Parachuting     / / Ultralights   / / Biplaning

         / / Hanggliding   / / Ballooning      / / Other: (Provide type in
                                                          "Details" below.)

  Are you a member of a club?  / / Yes (Provide explanation in       / / No
                                       "Details" below.)

  If Skydiving:     / / Delayed Jumping   / / Relative freefall work

                    / / Relative canopy work

  If Ballooning:    / / Gas ballooning    / / Hot air ballooning

  Usual location and type of terrain.
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

   ----------------NUMBER OF FLIGHTS OR JUMPS--------------

   Last 12 Months       1 to 2 Years Ago      Next 12 Months
  -------------------------------------------------------------
  -------------------------------------------------------------

  Have you been in an accident connected with this avocation?

          / / Yes (Provide explanation in "Details" below.)    / / No

-------------------------------------------------------------------------------
CLIMBING SPORTS
-------------------------------------------------------------------------------

  Type:      / / Mountain  / / Rock  / / Ice  / / Other: (Provide type in
                                                         "Details" below.)

  Location:  / / Ranges  / / Caves  / / Rock Formations  / / Trails

             / / Other: (Provide location in "Details" below.)

  Usual heights                   Maximum height and how often climbed.
  ----------------------------    ---------------------------------------------
  ----------------------------    ---------------------------------------------

  Geographical area (including specific ranges.)
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

  Do you use direct-aid climbing?   / / Yes (Provide explanation in    / / No
                                            "Details" below.)

  Do you participate as a guide or engage in rescue duties?

           / / Yes (Provide explanation in "Details" below.)    / / No

         -----------------NUMBER OF CLIMBS----------------

     Last 12 Months          1 to 2 Years Ago         Next 12 Months
  ----------------------------------------------------------------------
  ----------------------------------------------------------------------

  Have you had a climbing accident?  / / Yes (Provide explanation in    / / No
                                             "Details" below.)

-------------------------------------------------------------------------------
DETAILS OR OTHER AVOCATIONS (INCLUDE DETAILS REGARDING NATURE, LOCATION, FREQUENCY AND DEGREE OF PARTICIPATION.)
-------------------------------------------------------------------------------

  -----------------------------------------------------------------------------




  -----------------------------------------------------------------------------

  I agree that the statements and answers in this Avocation Supplement are true and complete to the best of my knowledge and belief. They, together with the statements and answers in the application and any amendments, will become the basis of any insurance issued and will be part of any policy issued.

  Signed at  (City, State)                       Date  (MM/DD/YY)
  ------------------------------------------     -------------------------------
  ------------------------------------------     -------------------------------
                                                 Signature of Proposed Insured -
                                                 Parent or Guardian if Proposed
  Witnessed by Licensed Agent                    Insured under age 18.
  ------------------------------------------     -------------------------------
  ------------------------------------------     -------------------------------


939924AVO
(6/97)                This Form Can Only Be Used In Missouri.            003015

                                    General
                                    American
                             Life Insurance Company
                              St. Louis, Missouri

-------------------------------------------------------------------------------
MEDICAL DECLARATIONS
-------------------------------------------------------------------------------

  1. Proposed Insured's Name  (Last, First, Middle)   Date of Birth  (MM/DD/YY)
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

  2. a. Who is the doctor who can give us the most complete and up to date information concerning your present health? If "None", check / /

     Name and Address  (Street, City, State, Zip)                Phone
     --------------------------------------------------------------------------
                                                                 (   )
     --------------------------------------------------------------------------

     b. When was this doctor last consulted? ---------------  Why? ------------
                                             ---------------       ------------

     c. What treatment was given or medication prescribed? If "None", check / /
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

  3. Height    Weight    Any weight loss in the past year?  / / Yes  / / No
     ------------------
     ------------------  If "Yes", reason -------------------------------------
                                          -------------------------------------

  4. a. Do you use tobacco or nicotine products?  / / Current

           / / Past-date last used --------------        / / Never
                                   --------------

     b. Type             / / Cigarettes  / / Pipe/Cigar  / / Chew  / / Patch/Gum
        Amount/Frequency     ----------      ----------      ----      ---------
                             ----------      ----------      ----      ---------

  5. Within the last ten years have you had, been treated for, or
     diagnosed as having:                                           YES      NO

     a. High blood pressure, chest pain, heart attack, or any
        other disease or disorder of the heart or circulatory
        system?                                                     / /     / /

     b. Asthma, bronchitis, emphysema, or any other disease or
        disorder of the lungs or respiratory system?                / /     / /

     c. Seizures, stroke, headaches, or any other disease or
        disorder of the brain or nervous system?                    / /     / /

     d. Ulcer, colitis, cirrhosis, hepatitis, or any other
        disease or disorder of the liver, gallbladder,
        intestines or stomach?                                      / /     / /

     e. Any disease or disorder of the kidney, bladder,
        prostate, reproductive organs, or breasts; sexually
        transmitted disease; sugar, albumin, blood or pus in
        the urine?                                                  / /     / /

     f. Diabetes; disorder of the thyroid or lymph glands,
        or other endocrine disorders?                               / /     / /

     g. Arthritis, gout or disorder of the muscles or bones?        / /     / /

     h. Cancer, tumor, cyst or disorder of the skin?                / /     / /

     i. Anemia, or any other disorder of the blood?                 / /     / /

     j. Depression, stress, anxiety, or any other psychological
        or emotional disorder or symptoms?                          / /     / /

     ---------------------------------------------------------------------------
     DETAILS: LIST QUESTION NUMBER. GIVE DATES, DURATION, TREATMENT AND DOCTORS' NAMES AND ADDRESSES.












     ---------------------------------------------------------------------------


1067724NM
(6/97)                    This Form Can Only Be Used In Missouri.        011051

-------------------------------------------------------------------------------
MEDICAL DECLARATIONS (CONT.)
-------------------------------------------------------------------------------

                                                                    YES     NO
  6.  Are you now under observation or taking medication or
      treatment?                                                    / /     / /

  7.  Do you have any doctor's visit or medical care scheduled?     / /     / /

  8.  Have you:

      a. Ever been diagnosed by a member of the medical profession
         as having AIDS or AIDS Related Complex?                    / /     / /

      b. Tested positive for antibodies to the AIDS (HIV) virus?    / /     / /

  9.  Other than the above, during the past five years have you had any checkup, illness, injury or health condition; had
      or been recommended to have any treatment, hospitalization,
      surgery, medical test or medication?                          / /     / /

  10. Have you:

      a. Used (once or more) or do you now use barbiturates,
         amphetamines, hallucinogenic drugs (including marijuana),
         cocaine, heroin, narcotics, or any similar substances or
         any prescription drug except in accordance with a
         physician's instructions?                                  / /     / /

      b. Been advised to limit or discontinue the use of
         alcohol or drugs; sought or received treatment,
         counseling or participated in a group for alcohol
         or drug use?                                               / /     / /

  -----------------------------------------------------------------------------
  DETAILS (CONT.):











  -----------------------------------------------------------------------------

  11. Do you exercise?  / / Yes  / / No    Type -----------  How often? -------
                                                -----------             -------


  12. Are you now pregnant?  / / Yes  / / No  If "Yes", estimated date of delivery? -----------------------
                                                        -----------------------

  13. Family history:      Age if Living      Age at Death    Cause of Death
                           ----------------------------------------------------
     Father
                           ----------------------------------------------------
     Mother
                           ----------------------------------------------------
     Brothers and Sisters
                           ----------------------------------------------------
   # Living   # Dead
------------------------   ----------------------------------------------------

------------------------   ----------------------------------------------------

I AGREE THAT THE STATEMENTS AND ANSWERS IN THIS MEDICAL DECLARATIONS ARE TRUE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF. THEY, TOGETHER WITH THE STATEMENTS AND ANSWERS IN THE APPLICATION AND ANY AMENDMENTS, WILL BECOME THE BASIS OF ANY INSURANCE ISSUED AND WILL BE PART OF ANY POLICY ISSUED.

Signed at  (City, State)                         Date  (MM/DD/YY)
--------------------------------------------     -------------------------------
--------------------------------------------     -------------------------------
                                                 Signature of Proposed Insured -
                                                 Parent or Guardian if Proposed
Witnessed by Licensed Agent                      Insured under age 18.
--------------------------------------------     -------------------------------
--------------------------------------------     -------------------------------

1067724NM
(6/97)               This Form Can Only Be Used In Missouri.             011051

                                 General
                                 American
                           Life Insurance Company
                            St. Louis, Missouri

-------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT
-------------------------------------------------------------------------------

PLEASE READ CAREFULLY: This Agreement may provide a LIMITED AMOUNT of Life
---------------------                               --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT OR
                ----------------------
BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK.

This Agreement must be completed when (and only when) money is paid in conjunction with this agreement. Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "Yes" or left blank.

                            --------------------------              -----------
We acknowledge receipt from                            a premium of  $
                            --------------------------              -----------

                            --------------------------
and an application on which                            is shown as the Proposed
                            --------------------------
Insured. If the application number shown below and the name of the Proposed Insured shown on this Agreement are not the same as shown in the application, NO TEMPORARY INSURANCE will be in effect, even if money is paid.

If applying for VUL, the date of the check, the date the application was signed and the date this Agreement was signed MUST be the same.

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement. If the amount paid is less than 1/6th of the annual premium, the maximum period of coverage will be proportionately less.

                                 HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY QUESTION BELOW IS ANSWERED "YES." NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application bearing the same number as shown below:

1. Within the past 90 days:                                         YES      NO
   (a) been admitted to a hospital or other medical facility?       / /     / /
   (b) been advised to be admitted to a hospital or other
       medical facility?                                            / /     / /
   (c) had surgery performed or recommended?                        / /     / /

2. Within the past 2 years, had or been treated for or been
   advised to be treated for:
   (a) heart disease, stroke, or cancer?                            / /     / /
   (b) alcohol or drug dependence or abuse?                         / /     / /

By signing below, the Proposed Insured states that he/she has received a copy of and has read this Agreement including the terms and conditions on the reverse side and declares that the answers to the Health Questions are true to the best of his/her knowledge and belief. Also, the Proposed Insured and Applicant/ Owner understand and agree to all of the terms of this Agreement.

                                                 Signature of Proposed Insured -
                                                 Parent or Guardian if Proposed
Signed at  (City, State)    Date  (MM/DD/YY)     Insured under age 18
---------------------------------------------    -------------------------------
---------------------------------------------    -------------------------------
                                                 Signature of Applicant/Owner
Witnessed by Licensed Agent                      if other than Proposed Insured
---------------------------------------------    -------------------------------
---------------------------------------------    -------------------------------

                 Submit this original with the application.

1067724TIA
(6/97)                   This Form Can Only Be Used In Missouri.         010453

-------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT (CONT.)
-------------------------------------------------------------------------------

                     TERMS, CONDITIONS AND LIMITATIONS

AMOUNT OF COVERAGE:  $500,000 Maximum for all Life Insurance Applications or
-------------------
Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the Application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the Beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on each such person, including any accidental or supplemental death benefits, if applicable; or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life insurance will be
                      -------
either the amount applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS: If an advance premium has been paid, Temporary Insurance
---------------------
under this Agreement will begin when the following requirements are met:

  1) This Agreement has been completed; and

  2) The Application for Life Insurance and the Medical Declarations have been fully completed; and

  3) All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES: Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

  1) 60 days from the date of this Agreement; or

  2) The date insurance begins under the policy(ies) applied for; or

  3) The date a policy, other than applied for, is offered to the person named as Owner in the application; or

  4) The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

  1) This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement.

  2) Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

  3) There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

  4) No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of this Agreement.

Any payment made under this Agreement applies only to the purchase of Temporary Insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

  1) The application or this Agreement is declined or cancelled by us, or

  2) We receive your signed request to cancel the application or this Agreement.


1067724TIA
(6/97)                This Form Can Only Be Used In Missouri.            010453

                                General
                                American
                          Life Insurance Company
                            St. Louis, Missouri

-------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT
-------------------------------------------------------------------------------

PLEASE READ CAREFULLY: This Agreement may provide a LIMITED AMOUNT of Life
----------------------                              --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                ----------------------
OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK.

This Agreement must be completed when (and only when) money is paid in conjunction with this agreement. Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "Yes" or left blank.

                            -------------------------               -----------
We acknowledge receipt from                            a premium of  $
                            -------------------------               -----------

                            -------------------------
and an application on which                           is shown as the Proposed
                            -------------------------
Insured. If the application number shown below and the name of the Proposed Insured shown on this Agreement are not the same as shown in the application, NO TEMPORARY INSURANCE will be in effect, even if money is paid.

If applying for VUL, the date of the check, the date the application was signed and the date this Agreement was signed MUST be the same.

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement. If the amount paid is less than 1/6th of the annual premium, the maximum period of coverage will be proportionately less.

                               HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY QUESTION BELOW IS ANSWERED "YES." NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application bearing the same number as shown below:

1. Within the past 90 days:                                         YES      NO

   (a) been admitted to a hospital or other medical facility?       / /     / /

   (b) been advised to be admitted to a hospital or other
       medical facility?                                            / /     / /

   (c) had surgery performed or recommended?                        / /     / /

2. Within the past 2 years, had or been treated for or been advised to be treated for:

   (a) heart disease, stroke, or cancer?                            / /     / /

   (b) alcohol or drug dependence or abuse?                         / /     / /

By signing below, the Proposed Insured states that he/she has received a copy of and has read this Agreement including the terms and conditions on the reverse side and declares that the answers to the Health Questions are true to the best of his/her knowledge and belief. Also, the Proposed Insured and Applicant/Owner understand and agree to all of the terms of this Agreement.

                                                 Signature of Proposed Insured -
                                                 Parent or Guardian if Proposed
Signed at  (City, State)     Date  (MM/DD/YY)    Insured under age 18
----------------------------------------------   -------------------------------
----------------------------------------------   -------------------------------
                                                 Signature of Applicant/Owner if
Witnessed by Licensed Agent                      other than Proposed Insured
----------------------------------------------   -------------------------------
----------------------------------------------   -------------------------------

                               Proposed Insured's Copy


1067724TIA
(6/97)                  This Form Can Only Be Used In Missouri.         010453

-------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT (CONT.)
-------------------------------------------------------------------------------

                       TERMS, CONDITIONS AND LIMITATIONS

AMOUNT OF COVERAGE: $500,000 Maximum for all Life Insurance Applications or
-------------------
Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the Application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the Beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on each such person, including any accidental or supplemental death benefits, if applicable; or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life
                                      -------
insurance will be either the amount applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS: If an advance premium has been paid, Temporary Insurance
---------------------
under this Agreement will begin when the following requirements are met:

  1) This Agreement has been completed; and

  2) The Application for Life Insurance and the Medical Declarations have been fully completed; and

  3) All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES: Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

  1) 60 days from the date of this Agreement; or

  2) The date insurance begins under the policy(ies) applied for; or

  3) The date a policy, other than applied for, is offered to the person named as Owner in the application; or

  4) The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

  1) This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement.

  2) Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

  3) There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

  4) No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of this Agreement.

Any payment made under this Agreement applies only to the purchase of Temporary Insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

  1) The application or this Agreement is declined or cancelled by us, or

  2) We receive your signed request to cancel the application or this Agreement.


1067724TIA
(6/97)                 This Form Can Only Be Used In Missouri.          010453

                                  General
                                  American
                            Life Insurance Company
                             St. Louis, Missouri

-------------------------------------------------------------------------------
SOLICITING AGENT'S CERTIFICATE
-------------------------------------------------------------------------------

PERSONAL
--------

  Purpose for Coverage:

    / / Juvenile  / / Estate Planning  / / Income Replacement  / / Other:______

If Proposed Insured is a juvenile, provide amount of coverage in force on each parent and all siblings.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If Proposed Insured is a non-working spouse, provide ------------------------- amount of coverage in force on working spouse.
                                                      -------------------------

IF THE AMOUNT OF COVERAGE IS GREATER THAN $1,000,000, COMPLETE AND SIGN THE FOLLOWING PERSONAL FINANCIAL STATEMENT WITH THE PROPOSED INSURED:

            ------------ANNUAL EARNED INCOME------------

                        ----------------------------------------
Salary or Draw           $
                        ----------------------------------------
Bonus/Commissions        $
                        ----------------------------------------
Other Earnings           $
                        ----------------------------------------
TOTAL EARNED INCOME      $
                        ----------------------------------------


          ------------ANNUAL UNEARNED INCOME------------

                        ----------------------------------------
Dividends/Interest       $
                        ----------------------------------------
Net Rentals              $
                        ----------------------------------------
Other                    $
                        ----------------------------------------
TOTAL UNEARNED INCOME    $
                        ----------------------------------------
                        ----------------------------------------
Spouse's Income          $
                        ----------------------------------------


            ------------ASSETS------------

                        ----------------------------------------
Cash                     $
                        ----------------------------------------
Real Estate              $
                        ----------------------------------------
Business Equity          $
                        ----------------------------------------
Stocks/Bonds             $
                        ----------------------------------------
TOTAL ASSETS             $
                        ----------------------------------------


            ------------LIABILITIES------------

                        ----------------------------------------
Mortgages                $
                        ----------------------------------------
Personal Loans           $
                        ----------------------------------------
Other                    $
                        ----------------------------------------
TOTAL LIABILITIES        $
                        ----------------------------------------
                        ----------------------------------------
Net Worth                $
                        ----------------------------------------

                                                                   ------------
I declare that the above information is true and complete.   Date
                                                                   ------------
                                                                    (MM/DD/YY)

Signature of Agent                     Signature of Proposed Insured
----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

BUSINESS
--------

  Type of Business:  / / Corporation   / / Partnership   / / Sole Proprietorship

  Purpose:  / / Deferred Comp.  / / Exec. Bonus  / / Split Dollar  / / Buy/Sell

            / / Cross Purchase

            / / Loan Coverage   / / Keyperson (Provide how amount was determined
                                    in "Details" on next page.)

Financial Data for the last three years:

                                       Year Ending                   Year Ending                   Year Ending
                                  ---------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------
   Owner's Equity                  $                              $                             $
                                  ---------------------------------------------------------------------------------
   Total Assets                    $                              $                             $
                                  ---------------------------------------------------------------------------------
   Liabilities:  Current           $                              $                             $
                                  ---------------------------------------------------------------------------------
                 Long Term         $                              $                             $
                                  ---------------------------------------------------------------------------------
   Net Sales                       $                              $                             $
                                  ---------------------------------------------------------------------------------
   Net Income                      $                              $                             $
                                  ---------------------------------------------------------------------------------

1067724SAC
(6/97)                                                                  010488

-------------------------------------------------------------------------------
SOLICITING AGENT'S CERTIFICATE (CONT.)
-------------------------------------------------------------------------------

  Enter below the names, ownership interest and the amount of business insurance (all companies) carried by all owners, officers, partners and key-persons.

                                          % of       Insurance Amount (all companies including General American)
            Name            Title       Ownership         Inforce           Pending           Contemplated
-----------------------------------------------------------------------------------------------------------------------
                                                     $                 $                  $
-----------------------------------------------------------------------------------------------------------------------
                                                     $                 $                  $
-----------------------------------------------------------------------------------------------------------------------
                                                     $                 $                  $
-----------------------------------------------------------------------------------------------------------------------
                                                     $                 $                  $
-----------------------------------------------------------------------------------------------------------------------

Details:
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

COMMISSIONS
-----------
                                                                   ------------
  Are you related to the Proposed Insured?  / / Yes:  Relationship:
                                            / / No                 ------------

  Type of Commission for WL-100?      / / Normal   / / Spread
  Annualized commission requested?    / / Yes      / / No

                        If "Yes", provide Signature of General Agent.
                        -------------------------------------------------------

                        -------------------------------------------------------

Attach agent label or write name and code for agent(s) to be credited with production. Include percentage of split in whole numbers.

----------                                  -----------
        %                                            %
----------------------------------------    -----------------------------------



----------------------------------------    -----------------------------------

----------                                  -----------
        %                                            %
----------------------------------------    -----------------------------------



----------------------------------------    -----------------------------------

-------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY

  Reviewed by:                                   Date:
               -------------------------               ------------------------
                      (Principal)                             (MM/DD/YY)

-------------------------------------------------------------------------------

1067724SAC
(6/97)                                                                  010488